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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 18, 1999

               Date of Report (date of earliest event reported)

                       CBT GROUP PUBLIC LIMITED COMPANY
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            (Exact name of Registrant as specified in its charter)

           Republic of Ireland                         0-25674                        Not Applicable
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     (State or other jurisdiction of          (Commission File Number)     (I.R.S. Employer Identification No.)
     incorporation or organization)

                             900 Chesapeake Drive
                        Redwood City, California 94063
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (650) 817-5900


                                      N/A
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         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
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         On June 18, 1999, CBT Group PLC, a public limited company organized under the laws of the Republic of Ireland ("CBT"), closed its acquisition of Knowledge Well Group Limited and Knowledge Well Limited, two private companies formed under the laws of Ireland (collectively, "Knowledge Well"), pursuant to the terms of a Share Purchase Agreement, dated as of November 30, 1998 as amended and restated as of March 30, 1999 (the "Share Purchase Agreement"), among CBT, Knowledge Well and the shareholders of Knowledge Well (the "Share Exchange").

         To effect the acquisition, CBT is issuing CBT Ordinary Shares to the shareholders of Knowledge Well in exchange for their ordinary shares of Knowledge Well. In addition, CBT has assumed the obligations of Knowledge Well under all outstanding options to purchase ordinary shares of Knowledge Well such that all such options are exercisable for CBT Ordinary Shares. As a result, CBT is issuing to the shareholders of Knowledge Well an aggregate of 4,375,574 CBT Ordinary Shares (each represented by one American Depositary Share). If all assumed options vest and are exercised, CBT will issue to the option holders of Knowledge Well an additional 461,635 CBT Ordinary Shares (each represented by one American Depositary Share) in exchange for payment by the option holders of the aggregate option exercise price. As a result, CBT could issue a total of as many as 4,837,209 shares in connection with the Share Exchange. The number of CBT Ordinary Shares issuable in exchange for each Knowledge Well ordinary share (the "Exchange Ratio") was equal to the quotient obtained by dividing (x) 4,837,209 by (y) the sum of (1) the total number of Knowledge Well ordinary shares in issue immediately prior to the closing of transaction plus (2) the total number of shares of Knowledge Well of any class issuable upon exercise of all options, warrants and similar rights outstanding immediately prior to the closing of the Share Exchange.

    In connection with the Share Exchange, CBT deposited 402,000 of the CBT Ordinary Shares (the "Escrow Shares") into an escrow fund to secure the obligations of Knowledge Well's shareholders to indemnify CBT for any damages, including reasonable attorneys' fees and expenses, resulting from any breach of their representations and warranties under the Share Purchase Agreement. Subject to certain conditions, the liability of the shareholders of Knowledge Well under this indemnity, other than for damages caused by any breach of or inaccuracy in any representations or warranties relating to taxes, will end two years from the closing date. The liability of the shareholders of Knowledge Well under this indemnity for damages caused by any breach of or inaccuracy in any representations or warranties relating to taxes will end six years from the closing date. In no event will any shareholder be liable under this indemnity or any other theory of liability for damages in connection with the Share Exchange for an amount greater than the lesser of (1) such shareholder's pro rata share of the acquisition price or (2) such shareholder's pro rata share of the damages suffered by CBT.

         CBT has agreed to use its reasonable best efforts to cause the CBT Ordinary Shares to be registered under The Securities Act of 1933, as amended, and has agreed to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement covering all of such CBT Ordinary Shares within 30 days after the closing to permit the resale of all of such CBT Ordinary Shares. CBT has further agreed to maintain the effectiveness of the registration statement for two years following the closing.

         Certain shareholders of Knowledge Well have agreed from the closing until October 1, 1999 not to dispose of any CBT Ordinary Shares without the prior written consent of the members of CBT's board of directors who are not former shareholders of Knowledge Well. Additionally, these individuals have agreed from October 1, 1999 to October 1, 2000 not to dispose of more than 50% of these CBT Ordinary Shares without the prior written consent of the members of CBT's board of directors who are not former shareholders of Knowledge Well.
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          William G. McCabe is a former Chief Executive Officer and the current
Chairman of CBT's board of directors and is also the founder and a former member of the board of each of Knowledge Well Limited and Knowledge Well Group Limited. Immediately prior to the closing of the Share Exchange, Mr. McCabe beneficially owned approximately 69.0% (on a fully diluted basis) of Knowledge Well.

          Gregory M. Priest is CBT's former Vice President, Finance and Chief Financial Officer and its current President and Chief Executive Officer and a member of its board of directors. At the time the Share Purchase Agreement was originally executed, Mr. Priest was the President and Chief Executive Officer and a member of the board of each of Knowledge Well Limited and Knowledge Well Group Limited. Immediately prior to the closing of the Share Exchange, Mr. Priest beneficially owned approximately 9.7% of Knowledge Well (on a fully diluted basis).

          John M. Grillos, CBT's current Chief Operating Officer and a member of its board of directors, owned approximately 0.9% of Knowledge Well (on a fully diluted basis). In addition, ITech Partners L.P., a venture capital limited partnership of which Mr. Grillos serves as the sole general partner, owned approximately 0.7% of Knowledge Well (on a fully diluted basis).

          The foregoing individuals did not participate in CBT's decision making process with respect to approval of the Share Exchange.

Item 7.   Financial Statements and Exhibits
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          (a)  Financial Statements of the Business Acquired

               The financial statements of the acquired business will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty days after the date hereof.

          (b)  Pro Forma Financial Information

               The pro forma financial information relative to the acquired business will be filed by the Registrant as amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty days after the date hereof.

          (c)  Exhibits

               2.1 Amended and Restated Share Purchase Agreement, dated March 30, 1999, by and among CBT Group PLC, Knowledge Well Limited, Knowledge Well Group Limited (collectively "Knowledge Well"), and the shareholders of Knowledge Well (the "Shareholders").

               2.2 Amended and Restated Declaration of Registration Rights, dated March 30, 1999, by CBT Group PLC.

               2.3 Amended and Restated Escrow Agreement, dated March 30, 1999, by and among CBT Group PLC, the Shareholders, Jack Hayes, U.S. Bank Trust National Association, and Gethin Taylor, as representative of the Shareholders.
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               2.4       Restricted Deposit Agreement (B), dated as of June 8,
                         1999, among CBT Group PLC, The Bank of New York, and the Owners and Beneficial Owners of Restricted American Depositary Receipts.

               99.1 Press Release of CBT Group PLC announcing the completion of the Share Exchange, dated June 24, 1999.
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 1999                      CBT GROUP PLC

                                          /s/ Gregory M. Priest
                                          --------------------------------------
                                          Gregory M. Priest
                                          President and Chief Executive Officer
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                                 CBT GROUP PLC
                           EXHIBIT INDEX TO FORM 8-K
                              Dated July 2, 1999

Exhibit

2.1 Amended and Restated Share Purchase Agreement, dated March 30, 1999, by and among CBT Group PLC, Knowledge Well Limited, Knowledge Well Group Limited (collectively "Knowledge Well"), and the shareholders of Knowledge Well (the "Shareholders").

2.2 Amended and Restated Declaration of Registration Rights, dated March 30, 1999, by CBT Group PLC.

2.3 Amended and Restated Escrow Agreement, dated March 30, 1999, by and among CBT Group PLC, the Shareholders, Jack Hayes, U.S. Bank Trust National Association, and Gethin Taylor, as representative of the Shareholders.

2.4 Restricted Deposit Agreement (B), dated as of June 8, 1999, among CBT Group PLC, The Bank of New York, and the Owners and Beneficial Owners of Restricted American Depositary Receipts.

99.1 Press Release of CBT Group PLC announcing the completion of the Share Exchange, dated June 24, 1999.